EXHIBIT 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of December 2, 2011 (this “Amendment”), among ROCK-TENN COMPANY, a Georgia corporation (the “Company”), ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA, a Nova Scotia unlimited liability company (the “Canadian Borrower” and, together with the Company, the “Borrowers”), those Domestic Subsidiaries of the Company identified as “U.S. Guarantors” on the signature pages hereto (collectively, the “U.S. Guarantors”), those Subsidiaries and the parent of the Canadian Borrower identified as “Canadian Guarantors” on the signature pages hereto (collectively, the “Canadian Guarantors”), the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders (the “Canadian Agent”), to the Credit Agreement dated as of May 27, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the U.S. Guarantors, the Canadian Guarantors, the Administrative Agent, Wells Fargo Bank, National Association, as collateral agent for the Lenders, the Canadian Agent and the Lenders referred to therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Borrowers and the Required Lenders and the Lenders providing the Term Loan A2 (as defined herein) desire to amend the Credit Agreement and authorize the amendment of the U.S. Pledge Agreement and the Canadian Pledge Agreements to, among other things, permit for the issuance by the Company of debt instruments to be secured on an equal and ratable basis with the Credit Agreement and to provide for the creation of a new $227.0 million Term Loan tranche with the terms set forth below.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.       Amendment.  Subject to satisfaction of the conditions set forth in Section 3 hereof:

(a)           The following definitions in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(i)           The definition of “Applicable Percentage” is hereby amended and restated in its entirety as follows:

““Applicable Percentage” means, for any day, (a) with respect to Revolving Loans, the Term Loan A and Commitment Fees, the rate per annum set forth in the table below opposite the applicable level then in effect, it being understood that the Applicable Percentage for (i) that portion of the Revolving Loans and the Term Loan A consisting of Base Rate Loans shall be the percentage set forth under the column “Base Rate Loans,” (ii) that portion of the Revolving Loans and the Term Loan A consisting of LIBOR Rate Loans and the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Loans and Letter of Credit Fee,” (iii) Revolving Loans consisting of Bankers’ Acceptance Advances shall be the percentage set forth under the column “Bankers’ Acceptance Advances,” and (iv) the Commitment Fees shall be the percentage set forth under the column “Commitment Fee,” (b) with respect to that portion of the Term Loan B (i) consisting of Base Rate Loans shall be 1.75% and (ii) consisting of LIBOR Rate Loans shall be 2.75% and (c) with respect to the Term Loan A2, the rate per annum set forth in the table below opposite the applicable level then in effect, it being understood that the Applicable Percentage for (i) that portion of the Term Loan A2 consisting of Base Rate Loans shall be the percentage set forth under the column “Base Rate Loans” and (ii) that portion of the Term Loan A2 consisting of LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Loans”:

Applicable Percentage (Revolver and Term Loan A)
Pricing Level	Leverage Ratio	Base Rate Loans	LIBOR Rate Loans and Letter of Credit Fee	Bankers’ Acceptance Advances	Commitment Fee
I	≥ 3.00 to 1.0	1.250%	2.250%	2.250%	0.350%
II	< 3.00 to 1.0 but ≥ 2.50 to 1.0	1.000%	2.000%	2.000%	0.350%
III	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0.750%	1.750%	1.750%	0.25%
IV	< 2.00 to 1.0	0.500%	1.500%	1.500%	0.25%

Applicable Percentage (Term Loan A2)
Pricing Level	Leverage Ratio	Base Rate Loans	LIBOR Rate Loans
I	≥ 3.00 to 1.0	1.000%	2.000%
II	< 3.00 to 1.0 but ≥ 2.50 to 1.0	0.750%	1.750%
III	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0.500%	1.500%
IV	< 2.00 to 1.0	0.250%	1.250%

The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Company the financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Section 5.7 (each an “Interest Determination Date”).  Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.  The initial Applicable Percentages shall be based on Level II until the first Interest Determination Date occurring after the delivery of the officer’s compliance certificate pursuant to Section 5.7 for the quarter ending June 30, 2011.  After the Closing Date, if the Borrowers shall fail to provide the Required Financial Information for any fiscal quarter or fiscal year, the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrowers were so required to provide such Required Financial Information to the Agents and the Lenders, be based on Level I until such time as such Required Financial Information is provided, whereupon the Level shall be determined by the then current Leverage Ratio.  In the event that any Required Financial Information that is delivered to the Agents is shown to be inaccurate in a manner that results in the miscalculation of the Leverage Ratio (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage applied for such Applicable Period, then the Credit Parties shall immediately (i) deliver to the Administrative Agent corrected Required Financial Information for such Applicable Period, (ii) determine the Applicable Percentage for such Applicable Period based upon the corrected Required Financial Information (which Applicable Percentage shall be made effective immediately in the current period, to the extent applicable) and (iii) immediately pay to the applicable Agent the accrued additional interest owing as a result of such increased Applicable Percentage for such Applicable Period, which payment shall be promptly applied by such Agent in accordance with Section 2.13(a).  It is acknowledged and agreed that nothing contained herein shall limit the rights of the Agents and the Lenders under the Credit Documents, including their rights under Sections 2.8 and 7.2.”

(ii)           The definition of “Commitment” is hereby amended by adding “the Term Loan A2 Commitment,” immediately after “the Term Loan A Commitment,”.

(iii)          The definition of “Commitment Percentage” is hereby amended by adding “the Term Loan A2 Commitment Percentage,” immediately after “the Term Loan A Commitment Percentage,”.

(iv)          The definition of “Exchange Percentage” is hereby amended by deleting the word “and” prior to clause (a)(iv) of such definition and replacing it with “,” and adding the following phrase before the comma at the end of clause (a)(iv) of such definition:

“and (v) the respective Term Loan A2 Commitment Percentage of such Lender of the aggregate principal amount of the outstanding Term Loan A2 of all Lenders”

(v)           The definition of “Funded Debt” is hereby amended by amending and restating clause (vii) of such definition as follows:

“(vii) all preferred Capital Stock or other equity interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to (A) mandatory sinking fund payments prior to the date six (6) months after the Latest Maturity Date, (B) redemption prior to the date six (6) months after the Latest Maturity Date or (C) other acceleration,”

(vi)           The definition of “Indebtedness” is hereby amended by amending and restating clause (xi) of such definition as follows:

“(xi) all preferred Capital Stock or other equity interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to (A) mandatory sinking fund payments prior to the date six (6) months after the Latest Maturity Date, (B) redemption prior to the date six (6) months after the Latest Maturity Date or (C) other acceleration,”

(vii)           The definition of “Interest Payment Date” is hereby amended by adding “, the Term Loan A2” immediately after “Revolving Loans” in clause (a)(ii) of such definition.

(viii)           The definition of “Interest Period” is hereby amended by adding “, the Term Loan A2” immediately after “Revolving Loans” in clause (ii) of the first proviso of such definition.

(ix)           The definition of “Loan” or “Loans” is hereby amended by adding “the Term Loan A2,” immediately after “the Term Loan A,” in such definition.

(x)           The definition of “Required Lenders” is hereby amended by deleting the word “and” in clause (a) of such definition and replacing it with “,” and adding “and outstanding Term Loan A2 Commitments” immediately after “outstanding Term Loans” in clause (a) of such definition.

(xi)           The definition of “Revolving/Term Loan A Maturity Date” is hereby amended to change the title of such defined term to “Revolving/Term Loan A/A2 Maturity Date” and to modify all references to such defined term in the Credit Agreement and the other Credit Documents accordingly.

(xii)           The definition of “Term Loan Lenders” is hereby amended to include “, the Term Loan A2 Lenders” immediately after “the Term Loan A Lenders”.

(xiii)          The definition of “Term Loans” is hereby amended to include “the Term Loan A2,” immediately after “the Term Loan A,”.

(xiv)          The definition of “Term Note” or “Term Notes” is hereby amended to include “, a Term Loan A2 Note” immediately after “a Term Loan A Note”.

(b)           The following definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

(i)           “Amendment No. 1” means that certain amendment to this Credit Agreement dated as of the Amendment No. 1 Effective Date by and among the Borrowers, the Guarantors, the Administrative Agent, the Canadian Agent and the Lenders party thereto.

(ii)           “Amendment No. 1 Effective Date” means December 2, 2011.

(iii)           “Draw Period” means the period of time commencing with the Amendment No. 1 Effective Date to, and including, March 31, 2012.

(iv)           “Latest Maturing Loan” means the Term Loan incurred and outstanding under this Credit Agreement with the Latest Maturity Date.

(v)           “Latest Maturity Date” means the latest maturity date of any Term Loan incurred and outstanding under this Credit Agreement at any given time after giving effect to any renewal, refinancing, refunding or extension of Loans incurred or outstanding pursuant to this Credit Agreement.

(vi)           “Refinanced Term Loan A2” has the meaning set forth in Section 9.1.

(vii)           “Replacement Term Loan A2” has the meaning set forth in Section 9.1.

(viii)         “Term Loan A2” has the meaning set forth in Section 2.3(e).

(ix)           “Term Loan A2 Commitment” means, with respect to each Term Loan A2 Lender, the commitment of such Term Loan A2 Lender to make its portion of the Term Loan A2 and/or Incremental Term Loans, as applicable, in a principal amount equal to such Term Loan A2 Lender’s Term Loan A2 Commitment Percentage of the Term Loan A2 Committed Amount.

(x)           “Term Loan A2 Commitment Percentage” means, for any Term Loan A2 Lender, the percentage identified as its Term Loan A2 Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any Incremental Term Loan Commitment and/or any assignment made in accordance with the provisions of Section 9.6.

(xi)           “Term Loan A2 Committed Amount” has the meaning set forth in Section 2.3(e).

(xii)           “Term Loan A2 Lender” means, as of any date of determination, any Lender that holds a Term Loan A2 Commitment and/or a portion of the outstanding Term Loan A2 on such date.

(xiii)          “Term Loan A2 Note” or “Term Loan A2 Notes” means the promissory notes of the Company in favor of each of the Term Loan A2 Lenders evidencing the portion of the Term Loan A2 provided pursuant to Section 2.3(i), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

(xiv)          “Term Loan A2 Notice of Borrowing” means a request for a Term Loan A2 borrowing pursuant to Section 2.3(f).  A Form of Term Loan A2 Notice of Borrowing is attached as Schedule 1.1(g).

(c)           Section 1.3 of the Credit Agreement is hereby amended by adding clause (iv) to the end thereof:

“(iv) Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that after the Credit Parties’ obligations with respect to a series of debt securities are deemed to be no longer outstanding under an indenture or other operative document governing such debt securities (including due to having paid or irrevocably deposited funds sufficient to pay the entire Indebtedness represented by such debt securities at a given date), (A) such debt securities will thereafter be deemed to be no longer “outstanding” for purposes of all calculations made under this Credit Agreement and (B) any interest expense attributable to such debt securities will thereafter be deemed not to constitute Interest Expense for purposes of all calculations made under this Agreement.”

(d)           Section 2.3 of the Credit Agreement is hereby amended such that the title of such Section shall now be “Term Loan A and Term Loan A2.”  In addition, Section 2.3 of the Credit Agreement is hereby amended by adding the following clauses (e), (f), (g), (h), (i) and (j) to the end thereof:

“(e) Term Loan A2.  Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Term Loan A2 Lender severally agrees to make available to the Company (in either a single drawing or in two separate drawings, at the discretion of the Company) during the Draw Period such Term Loan A2 Lender’s Term Loan A2 Commitment Percentage of a term loan in U.S. Dollars (the “Term Loan A2”) in the aggregate principal Dollar Amount of up to TWO HUNDRED TWENTY-SEVEN MILLION U.S. DOLLARS (U.S.$227,000,000) (the “Term Loan A2 Committed Amount”) for the purposes hereinafter set forth.  The Term Loan A2 may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request.  LIBOR Rate Loans shall be made by each Term Loan A2 Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.  Amounts repaid or prepaid on the Term Loan A2 may not be reborrowed.  The Term Loan A2 Commitments shall automatically expire upon the earliest of (i) a borrowing of the Term Loan A2 that results in the aggregate principal amount of all Term Loan A2 borrowings equaling the Term Loan A2 Committed Amount, (ii) the second borrowing of the Term Loan A2 and (iii) 5:00 p.m. New York City time on March 31, 2012.

(f) Term Loan A2 Borrowings.

(i)           Notice of Borrowing.  The Company may request a Term Loan A2 borrowing by delivering a written Term Loan A2 Notice of Borrowing (or telephonic notice promptly confirmed in writing by delivery of a written Term Loan A2 Notice of Borrowing, which delivery may be by fax or electronically by pdf) to the Administrative Agent not later than 11:00 a.m. on the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans.  Each Term Loan A2 Notice of Borrowing shall be irrevocable and shall specify (A) that a Term Loan A2 is requested, (B) the date of the requested borrowing (which shall be a Business Day during the Draw Period), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor.  If the Company shall fail to specify in a Term Loan A2 Notice of Borrowing (1) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one (1) month, or (2) the Type of Term Loan A2 requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder.  The Administrative Agent shall give notice to each Term Loan A2 Lender promptly upon receipt of such Term Loan A2 Notice of Borrowing, the contents thereof and each such Term Loan A2 Lender’s share thereof.

(ii)           Minimum Amounts.  The Term Loan A2 shall be in a minimum aggregate Dollar Amount of (A) in the case of LIBOR Rate Loans, U.S.$5,000,000 and integral multiples of U.S.$1,000,000 in excess thereof and (B) in the case of Alternate Base Rate Loans, U.S.$1,000,000 and integral multiples of U.S.$1,000,000 in excess thereof; provided that the minimum aggregate Dollar Amount of any Term Loan A2 borrowing requested pursuant to this Section 2.3 shall be U.S.$100,000,000.

(iii)           Advances.  Each Term Loan A2 Lender will make its Term Loan A2 Commitment Percentage of each Term Loan A2 borrowing available to the Administrative Agent, for the account of the Company, in U.S. Dollars and in funds immediately available to the Administrative Agent, at the Administrative Agent’s office by 1:00 p.m. on the date specified in the applicable Term Loan A2 Notice of Borrowing.  Such borrowing will then promptly be made available to the Company by the Administrative Agent by crediting the account of the Company designated in the Account Designation Letter hereunder with the aggregate of the amounts made available to the Administrative Agent by the Term Loan A2 Lenders and in like funds as received by the Administrative Agent.

(g) Repayment of Term Loan A2.  The principal amount of the Term Loan A2 shall be repaid in nineteen (19) consecutive quarterly installments in the amounts as set forth below (which shall be based upon the specified percentage in the table below of the aggregate principal amount of Term Loan A2 borrowings prior to the expiration of the Term Loan A2 Commitments, as provided in Section 2.3(e)), unless accelerated sooner pursuant to Section 7.2:

Principal Amortization Payment Dates	Term Loan A2 Principal Amortization Payments (% of the aggregate principal amount of Term Loan A2 borrowings)
December 31, 2011	0.00%
March 31, 2012	0.00%
June 30, 2012	2.50%
September 30, 2012	2.50%
December 31, 2012	2.50%
March 31, 2013	2.50%
June 30, 2013	2.50%
September 30, 2013	2.50%
December 31, 2013	2.50%
March 31, 2014	2.50%
June 30, 2014	2.50%
September 30, 2014	2.50%
December 31, 2014	2.50%
March 31, 2015	2.50%
June 30, 2015	2.50%
September 30, 2015	4.00%
December 31, 2015	4.00%
March 31, 2016	4.00%
Revolving/Term Loan A/A2 Maturity Date	Outstanding principal amount of the Term Loan A2

(h) Interest on the Term Loan A2.  Subject to the provisions of Sections 2.8 and 2.13, the Term Loan A2 shall bear interest as follows:

(i) Alternate Base Rate Loans.  During such periods as the Term Loan A2 shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

(ii) LIBOR Rate Loans.  During such periods as the Term Loan A2 shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

Interest on the Term Loan A2 shall be payable in arrears on each Interest Payment Date.

(i) Term Loan A2 Notes.  The Company’s obligation to pay each Term Loan A2 Lender’s Term Loan A2 shall be evidenced, upon such Term Loan A2 Lender’s request, by a Term Loan A2 Note made payable to such Lender in substantially the form of Schedule 2.3(d).

(j) Reduction of Commitments.  The Company shall have the right to permanently terminate or reduce the unused portion of the Term Loan A2 Committed Amount at any time or from time to time upon not less than ten (10) Business Days’ prior written notice to the Administrative Agent (who shall notify the Term Loan A2 Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum Dollar Amount of U.S.$5,000,000 or a whole multiple of U.S.$1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent.  Any such reduction in the Term Loan A2 Committed Amount shall be allocated ratably among the Term Loan A2 Commitments of the Term Loan A2 Lenders.”

(e)           The second sentence of Section 2.10(a) of the Credit Agreement is hereby amended to include “the Term Loan A2,” immediately after “the Term Loan A,”.

(f)           Section 2.12 of the Credit Agreement is hereby amended to add a new clause (e) at the end thereof as follows:

“(e)           Ticking Fee.  In consideration of the Term Loan A2 Commitments, the Company agrees to pay to the Administrative Agent for the ratable benefit of the Term Loan A2 Lenders a ticking fee in an amount equal to 0.35% per annum on the average daily unused amount of the Term Loan A2 Committed Amount then in effect (for purposes of clarity, a borrowing of a Term Loan A2 will constitute the utilization of an equivalent amount of the Term Loan A2 Committed Amount), accruing from and including the Amendment No. 1 Effective Date to but excluding the date of expiration or termination of all the Term Loan A2 Commitments, payable upon the date of expiration or termination of all the Term Loan A2 Commitments.”

(g)           Section 2.20(a) of the Credit Agreement is hereby amended by (i) replacing “U.S. Federal” in clause (iii) of the first sentence of such Section with “any” and (ii) inserting “by the applicable withholding agent” immediately after “after withholding or deduction” in the second sentence of such Section.

(h)           Section 2.20(b) of the Credit Agreement is hereby amended by inserting the following language at the beginning of such paragraph:

“Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to any payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than any documentation relating to U.S. Federal withholding taxes or Canadian withholding taxes) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.  Without limiting the generality of the foregoing,”

In addition, Section 2.20(b) of the Credit Agreement is hereby amended by (i) replacing the initial “Any” in such Section with “any”, (ii) deleting in its entirety the fourth sentence of such Section and (iii) deleting in its entirety the proviso in the fifth sentence of such Section.

(i)           Section 2.25(a)(F)(1)(w) of the Credit Agreement is hereby amended by replacing the phrase “shorter weighted average life to maturity than the remaining weighted average life to maturity of the original Term Loan B or a maturity date earlier than the Term Loan B Maturity Date” with the phrase “shorter weighted average life to maturity than the remaining weighted average life to maturity of the Latest Maturing Loan or a maturity date earlier than the Latest Maturity Date”.

(j)           Section 2.25(a)(F)(1)(x) of the Credit Agreement is hereby amended to include “, the Term Loan A2” immediately after “the Term Loan A”.

(k)           Section 2.26(b) of the Credit Agreement is hereby amended to include “, the Term Loan A2” immediately after “the Term Loan A” in clauses (i)(x) and (iii) of such Section.

(l)           Section 4.2(c) of the Credit Agreement is hereby amended to include “, other than a borrowing of the Term Loan A2” immediately after “(and the application of the proceeds thereof)”.

(m)           Section 6.1(a) of the Credit Agreement is hereby amended by replacing “Term Loan B Maturity Date” with “Latest Maturity Date”.

(n)           Section 6.1(b) of the Credit Agreement is hereby amended by replacing “Term Loan B Maturity Date” with “Latest Maturity Date”.

(o)           Section 6.2(g) of the Credit Agreement is hereby amended by replacing “Obligations” with “Credit Party Obligations”.

(p)           Section 6.2 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (o) thereof, replacing “.” at the end of clause (p) thereof with “; and” and adding clause (q) to the end thereof:

“(q) any Lien granted to secure any Indebtedness incurred pursuant to Section 6.3(j) on an equal and ratable basis with the Credit Party Obligations (including with respect to security reversion events) so long as at the time of incurrence of such Lien, or immediately after the application of the proceeds from the Indebtedness secured by such Lien (which shall occur substantially concurrently with the incurrence of such Indebtedness), no portion of the Term Loan B remains outstanding.”

(q)           Clause (C) of the proviso to Section 6.3(c) of the Credit Agreement is hereby amended by replacing the phrase “such Indebtedness has a maturity no earlier than Term Loan B Maturity Date and a weighted average life to maturity no shorter than that of the Term Loan B” with the phrase “such Indebtedness has a maturity date no earlier than the Latest Maturity Date and a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the Latest Maturing Loan”.

(r)            Section 6.3(j) of the Credit Agreement is hereby amended by (i) inserting the term “substantially” immediately prior to the term “concurrent” and (ii) replacing the phrase “a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Term Loan B or a maturity date earlier than the Term Loan B Maturity Date” with the phrase “a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Latest Maturing Loan or a maturity date earlier than the Latest Maturity Date”.

(s)           The proviso in Section 7.1(b) of the Credit Agreement is hereby amended by replacing such proviso with the following phrase:

“provided that any failure to observe or perform any covenant or agreement contained in subsections (a) and (b) of Section 6.1 shall not constitute an Event of Default with respect to the Term Loan B so long as none of the Term Loan A Lenders, the Term Loan A2 Lenders or the Revolving Lenders have taken any action pursuant to Section 7.2; or”.

(t)            Section 8.11 of the Credit Agreement is hereby amended to add a new clause (c) at the end thereof as follows:

“(c)  Upon or after the issuance of any debt securities to be secured by a Lien or security reversion rights permitted under Section 6.2(q), the Administrative Agent, the Canadian Agent and the Collateral Agent are irrevocably authorized and directed by the Lenders to amend the U.S. Pledge Agreement and the Canadian Pledge Agreements and any other Security Documents or to enter into other relevant documents, in each case on terms and conditions reasonably satisfactory to the Borrowers and the Administrative Agent and without any further action or consent by any Lender or other Secured Party, in order to include the obligations to be secured by the Lien permitted under Section 6.2(q) as “Secured Obligations” and to otherwise provide that such obligations shall be secured for the equal and ratable benefit of the holders of such obligations on the same terms as the Credit Facility Obligations, the Canadian Obligations, the Guaranteed Obligations and the 1995 Senior Note Obligations (as such terms are defined under the U.S. Pledge Agreement and the Canadian Pledge Agreements, as applicable).”

(u)           Section 8.12 of the Credit Agreement is hereby amended to change the phrase “did not properly withhold Tax” in the second sentence thereof to the phrase “did not properly withhold tax”.

(v)           The fifth paragraph of Section 9.1 of the Credit Agreement is hereby amended by replacing such paragraph with the following paragraph:

“In addition, notwithstanding any of the foregoing to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the Borrowers and the Lenders providing the relevant Replacement Term Loan A (as defined below), Replacement Term Loan A2 (as defined below) or Replacement Term Loan B (as defined below) to permit the refinancing of all outstanding amounts under the Term Loan A (“Refinanced Term Loan A”), Term Loan A2 (“Refinanced Term Loan A2”) or Term Loan B (“Refinanced Term Loan B”) with a replacement term loan A tranche denominated in Dollars (“Replacement Term Loan A”), term loan A2 tranche denominated in Dollars (“Replacement Term Loan A2”) or term loan B tranche denominated in Dollars (“Replacement Term Loan B”), respectively, hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loan A, Replacement Term Loan A2 or Replacement Term Loan B shall not exceed the aggregate principal amount of such Refinanced Term Loan A, Refinanced Term Loan A2 or Refinanced Term Loan B, respectively, (b) the Applicable Percentage for such Replacement Term Loan A, Replacement Term Loan A2 or Replacement Term Loan B shall not be more than 0.50% higher than the Applicable Percentage for such Refinanced Term Loan A, Refinanced Term Loan A2 or Refinanced Term Loan B, respectively, (c) the weighted average life to maturity of such Replacement Term Loan A, Replacement Term Loan A2 or Replacement Term Loan B shall not be shorter than the weighted average life to maturity of such Refinanced Term Loan A, Refinanced Term Loan A2 or Refinanced Term Loan B, respectively, at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans) and (d) all other terms applicable to such Replacement Term Loan A, Replacement Term Loan A2 or Replacement Term Loan B shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loan A, Replacement Term Loan A2 or Replacement Term Loan B than, those applicable to such Refinanced Term Loan A, Refinanced Term Loan A2 or Refinanced Term Loan B, respectively, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.”

(w)           Section 9.6(b)(iii)(B) of the Credit Agreement is hereby amended by to include “, a Term Loan A2 Commitment” immediately after “a Term Loan A Commitment”.

(x)            Section 9.6(d) of the Credit Agreement is hereby amended by including “(subject to the requirements and limitations of such Sections)” immediately after the text “the benefits of Sections 2.18 and 2.20”.

(y)            Section 9.6(e) of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of such Section.

(z)             Schedule 2.1(a) to the Credit Agreement is hereby amended to include the Term Loan A2 Commitments on Schedule A hereto.

(aa)           Schedule 2.3(d) to the Credit Agreement is hereby amended to change each reference to the entire defined term “Term Loan A” or “Term Loan A Note” therein to “Term Loan [A/A2]” or “Term Loan [A/A2] Note”, respectively.

(bb)           A new Schedule 1.1(g) is hereby added to the Credit Agreement in the form of Schedule B hereto.

Section 2.       Representations and Warranties.  The Borrowers represent and warrant to the Lenders as of the date hereof and the Effective Date (as defined below) that:

(a)           At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)           At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)           The proceeds of the Term Loan A2 shall be used for general corporate purposes of the Company and its Subsidiaries (including Permitted Acquisitions).

Section 3.       Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent (or its counsel) and the Canadian Agent (or its counsel) shall have received from (A) the Required Lenders and the Term Loan A2 Lenders, a counterpart of this Amendment signed on behalf of such party, (B) each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party, (C) each of the documents listed in clauses (a)-(d) below (subject to the last sentence of this Section 3) and (D) all fees and expenses due and payable pursuant Section 4 hereof.

(a)           Lien Searches.  Receipt by the Administrative Agent of Uniform Commercial Code lien searches at the Secretary of State’s (or equivalent) office in the state of organization of each Credit Party formed under the laws of a State of the United States (each, a “U.S. Credit Party”), in each case reflecting no Liens other than Permitted Liens.

(b)           Legal Opinion.  Receipt by the Administrative Agent of the following legal opinions of counsel to the U.S. Credit Parties, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) a legal opinion of Cravath, Swaine & Moore LLP, special New York counsel to the U.S. Credit Parties;

(ii) a legal opinion of Rogers & Hardin LLP, special Georgia counsel to the U.S. Credit Parties; and

(iii) a legal opinion of the general counsel of the Company, covering valid existence, good standing and organizational power and authority of the U.S. Credit Parties, and no material litigation.

(c)           Corporate Documents.  Receipt by the Administrative Agent of the following (or their equivalent), each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of the applicable U.S. Credit Party to be true and correct and in force and effect in a certificate in a form reasonably satisfactory to the Administrative Agent:

(i) Articles of Incorporation.  Copies of the articles of incorporation or other charter documents of each U.S. Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization.

(ii) Resolutions.  Copies of resolutions of the board of directors or comparable managing body of each U.S. Credit Party approving and adopting the Amendment, the transactions contemplated therein and authorizing execution and delivery thereof.

(iii) Bylaws.  Copies of the bylaws, operating agreement or partnership agreement of each U.S. Credit Party (or a certification by the secretary or assistant secretary of the applicable U.S. Credit Party that there have been no changes to such documents as delivered to the Administrative Agent on the Closing Date).

(iv) Good Standing.  Copies, where applicable, of certificates of good standing, existence or the equivalent of each U.S. Credit Party in its state of organization, certified as of a recent date by the appropriate Governmental Authorities of the applicable state of organization.

(d)           Officer’s Certificate.  Receipt by the Administrative Agent of a certificate, in form and substance reasonably satisfactory to it, of a Responsible Officer certifying that (i) after giving effect to the Amendment, the Credit Parties taken as a whole are solvent as of the Effective Date (assuming, for the purposes thereof, that the Term Loan A2 is funded on the Effective Date and that all the proceeds thereof have been applied to prepay an equivalent amount of the Term Loan B on the Effective Date) and (ii) the Company will be in compliance on a pro forma basis with the financial covenants set forth in Section 6.1 immediately after giving effect to the making of the Term Loan A2 (assuming, for the purposes thereof, that the Term Loan A2 is funded on the Effective Date and that all the proceeds thereof have been applied to prepay an equivalent amount of the Term Loan B on the Effective Date).

In addition, the effectiveness of this Amendment (other than Sections 4, 5, 6 and 7 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 2 hereof.  Notwithstanding the foregoing, if the Company shall have used commercially reasonable efforts to deliver, but shall nevertheless be unable to deliver, any of the documents listed in clauses (a) and (c)(i) and (iv) with respect to any U.S. Credit Party organized under the laws of the State of California that is required to be delivered in order for this Amendment to become effective, such delivery shall not be a condition precedent to the effectiveness of this Amendment, but shall be required to be accomplished promptly upon receipt of such documents by the Company and, in any event, not later than 15 Business Days after the Effective Date (or such longer period as the Administrative Agent shall permit in its sole discretion).

Section 4.       Fees and Expenses.  The Borrowers agree to reimburse the Administrative Agent and the Canadian Agent, in each case, for the reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent, and Borden Ladner Gervais LLP, counsel for the Canadian Agent.  In addition, the Borrowers agree to pay all fees due and payable to the Administrative Agent, the Canadian Agent, Wells Fargo Securities, LLC and the Term Loan A2 Lenders on or before the Effective Date in respect of the structuring and arrangement of the Amendment and the Term Loan A2 Commitments.

Section 5.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.       Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.       Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.       Effect of Amendment.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment.  The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Credit Parties under the Credit Documents.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but rather constitute a modification thereof pursuant to the terms contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	ROCK-TENN COMPANY

	By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

U.S. GUARANTORS:	FOIL LAMINATING, INC.
GLENMARK INDUSTRIES, INC.
GMI, INC.
PCPC, INC.
PREFLEX LLC
ROCKTENN CP, LLC
ROCK-TENN ASTRA, LLC
ROCK-TENN CANADA HOLDINGS, INC.
ROCK-TENN COMPANY OF TEXAS
ROCK-TENN CONVERTING COMPANY
ROCK-TENN LEASING COMPANY, LLC
By: ROCK-TENN CONVERTING COMPANY,
its Sole and Managing Member
ROCK-TENN MILL COMPANY, LLC
ROCK TENN PARTITION COMPANY
ROCK-TENN SERVICES INC.
ROCK-TENN SHARED SERVICES, LLC
ROCKTENN-SOLVAY, LLC
ROCKTENN-SOUTHERN CONTAINER, LLC
ROCK-TENN XL, LLC
ROCK-TENN XLS, LLC
STONE GLOBAL, INC.
TENCORR CONTAINERBOARD, LLC
VARIPAK, INC.
WALDORF CORPORATION

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

CANADIAN GUARANTORS:	ROCKTENN MERCHANDISING DISPLAY
COMPANY OF CANADA
EMBALLAGES ROCKTENN–MONTRÉAL
INC./ROCKTENN–MONTRÉAL PACKAGING INC.
EMBALLAGES ROCKTENN – SAINTE-MARIE
INC./ROCKTENN – SAINTE-MARIE PACKAGING
INC.
EMBALLAGES ROCKTENN – WARWICK
INC./ROCKTENN – WARWICK PACKAGING INC.
3242795 NOVA SCOTIA LIMITED
3242796 NOVA SCOTIA LIMITED
ROCKTENN-CONTAINER CANADA, L.P.
By: 3242795 NOVA SCOTIA LIMITED,
its Sole General Partner
ROCKTENN – PREPRINT CANADA INC.

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

CANADIAN AGENT:	BANK OF AMERICA, N.A.,
acting through its Canada Branch,
as Canadian Agent

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

EXISTING LENDERS:	Wells Fargo Bank, National Association,
as a Lender

By: /s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

EXISTING LENDERS:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

EXISTING LENDERS:	MERIDIAN BANK,
as a Lender

By: /s/ James D. Nelsen
Name: James D. Nelsen
Title: Senior Vice President

EXISTING LENDERS:	WATERFRONT CLO 2007-1, LTD.,
as a Lender

By: /s/ James M. Lisko
Name: James M. Lisko
Title: Senior Vice President
Grandview Capital Management, LLC
As Investment Manager

EXISTING LENDERS:	REGIONS BANK,
as a Lender

By: /s/ Stephen Brothers
Name: Stephen Brothers
Title: Senior Vice President

EXISTING LENDERS:	Community & Southern Bank,
as a Lender

By: /s/ Thomas A. Bethel
Name: Thomas A. Bethel
Title: Senior Relationship Manager

EXISTING LENDERS:	GALLATIN CLO II 2005-1, LTD
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager,
as a Lender

By: /s/ Justin Driscoll
Name: Justin Driscoll
Title: CEO and Portfolio Manager

EXISTING LENDERS:	BANK LEUMI,
as a Lender

By: /s/ Joung Hee Hong
Name: Joung Hee Hong
Title: First Vice President

EXISTING LENDERS:	FCS FINANCIAL, PCA,
as a Lender

By: /s/ Sean Unterreiner
Name: Sean Unterreiner
Title: Senior Lending Officer

EXISTING LENDERS:	Badgerland Financial, FLCA,
as a Lender

By: /s/ Larry Coulthard
Name: Larry Coulthard
Title: VP – Capital Markets

EXISTING LENDERS:	Bank of America, N.A.,
as a Lender

By: /s/ Mike Delaney
Name: Mike Delaney
Title: Director

EXISTING LENDERS:	Farm Credit Services of the Mountain Plains, PCA,
as a Lender

By: /s/ Daryl Nielsen
Name: Daryl Nielsen
Title: Vice President

EXISTING LENDERS:	Northwest Farm Credit Services, PCA,
as a Lender

By: /s/ Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Account Manager

EXISTING LENDERS:	Royal Bank of Canada,
as a Lender

By: /s/ Jennifer Lee-You
Name: Jennifer Lee-You
Title: Attorney in Fact (New York)
Royal Bank of Canada

EXISTING LENDERS:	Bank of America, N.A. acting through its Canada branch,
as a Lender

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

EXISTING LENDERS:	BARCLAYS BANK PLC,
as a Lender

By: /s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

EXISTING LENDERS:	RBC BANK (USA),
as a Lender

By: /s/ James R. Pryor
Name: James R. Pryor
Title: Authorized Signatory

EXISTING LENDERS:	AGCHOICE FARM CREDIT, ACA,
as a Lender

By: /s/ Mark F. Kerstetter
Name: Mark F. Kerstetter
Title: Vice President

EXISTING LENDERS:	JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Credit Executive

EXISTING LENDERS:	First Niagara Bank, N.A.,
as a Lender

By: /s/ Troy M. Jones
Name: Troy M. Jones
Title: Assistant Vice President

EXISTING LENDERS:	AgStar Financial Services, PCA,
as a Lender

By: /s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

EXISTING LENDERS:	Nordea Bank Finland Plc, acting through its New York and Cayman Islands Branches, as a Lender

By: /s/ Mogens R. Jensen
Name: Mogens R. Jensen
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Leena Parker
Name: Leena Parker
Title: First Vice President

EXISTING LENDERS:	Branch Banking and Trust Company,
as a Lender

By: /s/ Robert T. Barnaby
Name: Robert T. Barnaby
Title: Vice President

EXISTING LENDERS:	AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By: /s/ Rian DuBach
Name: Rian DuBach
Title: Vice President

EXISTING LENDERS:	Raymond James Bank, FSB,
as a Lender

By: /s/ Steven Paley
Name: Steven Paley
Title: Senior Vice President

EXISTING LENDERS:	American AgCredit, PCA,
as a Lender

By: /s/ Vern Zander
Name: Vern Zander
Title: Vice President

EXISTING LENDERS:	FIRST HAWAIIAN BANK,
as a Lender

By: /s/ Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

EXISTING LENDERS:	PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jessica L. Fabrizi
Name: Jessica L. Fabrizi
Title: Assistant Vice President

EXISTING LENDERS:	United FCS, PCA d/b/a FCS Commercial Finance Group,
as a Lender

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

EXISTING LENDERS:	1st Farm Credit Services, PCA,
as a Lender

By: /s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Markets

EXISTING LENDERS:	The Northern Trust Company,
as a Lender

By: /s/ John Canty
Name: John Canty
Title: Senior Vice President

EXISTING LENDERS:	Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	Mountain View Funding CLO 2006-I Ltd.
By: Seix Investment Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	Mountain View Funding CLO II Ltd.
By: Seix Investment Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	Mountain View Funding CLO III Ltd.
By: Seix Investment Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC,
as Subadvisor,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC,
as Subadvisor,
as a Lender

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

EXISTING LENDERS:	DNB Bank ASA, Grand Cayman Branch (former known as DnB NOR Bank ASA, as a Lender

By: /s/ Pål Boger
Name: Pål Boger
Title: Vice President

By: /s/ Kjell Tore Egge
Name: Kjell Tore Egge
Title: Senior Vice President

EXISTING LENDERS:	HSBC Bank USA N.A.,
as a Lender

By: /s/ Santiago Riviere
Name: Santiago Riviere
Title: Vice President

EXISTING LENDERS:	CIBC Inc.,
as a Lender

By: /s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Executive Director

By: /s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Executive Director

EXISTING LENDERS:	Sumitomo Mitsui Banking Corporation,
as a Lender

By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

EXISTING LENDERS:	CRÉDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By: /s/ Brian O’Leary
Name: Brian O’Leary
Title: Managing Director

If a second signature is necessary:

By: /s/ Anthony Rock
Name: Anthony Rock
Title: Managing Director

EXISTING LENDERS:	Atlantic Capital Bank,
as a Lender

By: /s/ J. Christopher Deisley
Name: J. Christopher Deisley
Title: Senior Vice President

EXISTING LENDERS:	AgFirst Farm Credit Bank,
as a Lender

By: /s/ Matt Jeffords
Name: Matt Jeffords
Title: Asst. Vice President

EXISTING LENDERS:	GreenStone Farm Credit Bank ACA/FLCA,
as a Lender

By: /s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Vice President

EXISTING LENDERS:	SunTrust Bank,
as a Lender

By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Director

EXISTING LENDERS:	COBANK, ACB,
as a Lender

By: /s/ Michael Tousignant
Name: Michael Tousignant
Title: .Vice President

EXISTING LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By: /s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Director

EXISTING LENDERS:	Venture VII CDO Limited.
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By: /s/ John J. Wagner
Name: John J. Wagner
Title: Portfolio Manager

EXISTING LENDERS:	Venture V CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By: /s/ John J. Wagner
Name: John J. Wagner
Title: Portfolio Manager

EXISTING LENDERS:	Venture VI CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By: /s/ John J. Wagner
Name: John J. Wagner
Title: Portfolio Manager

EXISTING LENDERS:	Venture VIII CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By: /s/ John J. Wagner
Name: John J. Wagner
Title: Portfolio Manager

EXISTING LENDERS:	Venture IX CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By: /s/ John J. Wagner
Name: John J. Wagner
Title:Portfolio Manager

EXISTING LENDERS:	FARM CREDIT WEST, PCA,
as a Lender

By: /s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

EXISTING LENDERS:	TD BANK, N.A.,
as a Lender

By: /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

EXISTING LENDERS:	BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By: /s/ Haifeng Xu
Name: Haifeng Xu
Title: Assistant General Manager

EXISTING LENDERS:	Canadian Imperial Bank of Commerce,
as a Lender

By: /s/ Peter Rawlins
Name: Peter Rawlins
Title: Executive Director

If a second signature is necessary:

By: /s/ Scott Curtis
Name: Scott Curtis
Title: Managing Director

EXISTING LENDERS:	COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “Rabobank Nederland”, New York Branch,
as a Lender

By: /s/ Michael Harder
Name: Michael Harder
Title: Executive Director

If a second signature is necessary:

By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

EXISTING LENDERS:	Farm Credit Bank of Texas,
as a Lender

By: /s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director – Capital Markets

EXISTING LENDERS:	Farm Credit Services of America, PCA,
as a Lender

By: /s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

EXISTING LENDERS:	Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager,
as a Lender

By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Senior Vice President of Operations

EXISTING LENDERS:	Nash Point CLO
By: Sankaty Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Senior Vice President of Operations

EXISTING LENDERS:	Race Point III CLO
By: Sankaty Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Senior Vice President of Operations

EXISTING LENDERS:	Race Point IV CLO, Ltd
By: Sankaty Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Senior Vice President of Operations

EXISTING LENDERS:	Race Point V CLO, Ltd
By: Sankaty Advisors LLC,
as Collateral Manager,
as a Lender

By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Senior Vice President of Operations

EXISTING LENDERS:	The Bank of Nova Scotia,
as a Lender

By: /s/ Paula Czach
Name: Paula Czach
Title: Managing Director and Execution Head

EXISTING LENDERS:	SCOTIABANC, INC.
as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

If a second signature is necessary:

By: /s/ H. Thind
Name: H. Thind
Title: Director

EXISTING LENDERS:	First Tennessee Bank National Association
as a Lender

By: /s/ Jamie M. Swisher
Name: Jamie M. Swisher
Title: Vice President

If a second signature is necessary:

By: /s/ H. Thind
Name: H. Thind
Title: Director

EXISTING LENDERS:	US Bank, National Association,
as a Lender

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

EXISTING LENDERS:	WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA,
as a Lender

By: /s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President

EXISTING LENDERS:	RBS CITIZENS, N.A.,
as a Lender

By: /s/ Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

EXISTING LENDERS:	CITIBANK, N.A.,
as a Lender

By: /s/ Jason Quinn
Name: Jason Quinn
Title: Vice President

EXISTING LENDERS:	Mizuho Corporate Bank, Ltd.,
as a Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

TERM LOAN A2 LENDERS:	Wells Fargo Bank, National Association
as a Term Loan A2 Lender

By: /s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

Term Loan A2 Commitment: $20,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Bank of America, N.A.,
as a Term Loan A2 Lender

By: /s/ Mike Delaney
Name: Mike Delaney
Title: Director

Term Loan A2 Commitment: $20,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	JPMorgan Chase Bank, N.A.,
as a Term Loan A2 Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Credit Executive

Term Loan A2 Commitment: $20,000,000.00, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	CIBC Inc.,
as a Term Loan A2 Lender

By: /s/ Dominic Sorresso
Name: Dominic Soresso
Title: Executive Director

If a second signature is necessary:

By: /s/ Michael Gewirtz
Name: Michael Gerwirtz
Title: Executive Director

Term Loan A2 Commitment: $10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Royal Bank of Canada,
as a Term Loan A2 Lender

By: /s/ Jennifer Lee-You
Name: Jennifer Lee-You
Title: Attorney-In-Fact (NY)

Term Loan A2 Commitment: $15,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Regions Bank,
as a Term Loan A2 Lender

By: /s/ Stephen Brothers
Name: Stephen Brothers
Title: Senior Vice President

Term Loan A2 Commitment: $10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	KEYBANK NATIONAL ASSOCIATION,
as a Term Loan A2 Lender

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

Term Loan A2 Commitment: $15,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Branch Banking and Trust Company,
as a Term Loan A2 Lender

By: /s/ Robert T. Barnaby
Name: Robert T. Barnaby
Title: Vice President

Term Loan A2 Commitment: $10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	PNC Bank, National Association,
as a Term Loan A2 Lender

By: /s/ Jessica L. Fabrizi
Name: Jessica L. Fabrizi
Title: Assistant Vice President

Term Loan A2 Commitment: $15,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	First Niagara Bank, N.A.,
as a Term Loan A2 Lender

By: /s/ Troy M. Jones
Name: Troy M. Jones
Title: Assistant Vice President

Term Loan A2 Commitment: $2,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	COOPERATIEVE CENTRALE RAIFFEISEN-BOERNENLEENBANK B.A., “Rabobank Nederland,” New York Branch,
as a Term Loan A2 Lender

By: /s/ Tamira Treffers-Herrera
Name: Tamira Treffers-Herrera
Title: Managing Director

If a second signature is necessary:

By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

Term Loan A2 Commitment: $15,000,000.00, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	SunTrust Bank,
as a Term Loan A2 Lender

By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Director

Term Loan A2 Commitment: $15,000,000.00, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Term Loan A2 Lender

By: /s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Director

Term Loan A2 Commitment: $10,000,000.00, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	TD Bank, N.A.,
as a Term Loan A2 Lender

By: /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

Term Loan A2 Commitment: $10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	The Bank of Nova Scotia,
as a Term Loan A2 Lender

By: /s/ Paula Czach
Name: Paula Czach
Title: Managing Director and Execution Head

Term Loan A2 Commitment: US$10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	RBS Citizens, N.A.,
as a Term Loan A2 Lender

By: /s/ Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

Term Loan A2 Commitment: $5,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Citibank, N.A.,
as a Term Loan A2 Lender

By: /s/ Jason Quinn
Name: Jason Quinn
Title: Executive Director

Term Loan A2 Commitment: $10,000,000, or such lesser amount as the arranger shall allocate.

TERM LOAN A2 LENDERS:	Mizuho Corporate Bank, Ltd.,
as a Term Loan A2 Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Term Loan A2 Commitment: $15,000,000.00, or such lesser amount as the arranger shall allocate.